Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Amy C. Becker and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Tod E. Carpenter
Signature

Tod E. Carpenter
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Pilar Cruz
Signature

Pilar Cruz
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Christopher M. Hilger
Signature

Christopher M. Hilger
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Douglas A. Milroy
Signature

Douglas A. Milroy
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Willard D. Oberton
Signature

Willard D. Oberton
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Richard M. Olson
Signature

Richard M. Olson
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ James J. Owens
Signature

James J. Owens
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Ajita G. Rajendra
Signature

Ajita G. Rajendra
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Trudy A. Rautio
Signature

Trudy A. Rautio
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Andrew J. Cebulla the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2023, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 22, 2023

/s/ Jacinth C. Smiley
Signature

Jacinth C. Smiley
Print Name